Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accounts, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement File No. 33- 99700.


                                                             ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
February 24, 1997